Exhibit 99.1

Stock Sale Plan

                This Stock Sale Plan (this “Plan”) is entered into this 5th day of December, 2002 between JAMES P. SANTELLI (the “Participant”) and U.S. Bancorp Piper Jaffray Inc. (the “Broker”).

Recitals

                The Participant desires to establish this Plan to systematically sell shares of common stock, par value $0.005 per share (the “Stock”), of  DIGITAL ANGEL CORPORATION (the “Issuer”).

                The Participant desires to engage the Broker to effect sales of shares of the Stock in accordance with this Plan.

                The Stock is principally traded on the American Stock Exchange (the “Exchange”).

Agreement

                Therefore, the Participant and the Broker hereby agree as follows:

1.             The Broker shall effect a sale (each a “Planned Transaction”), commencing December 1, 2002 of (check one):

☐           (_______) shares of Stock at prevailing market prices, [on the ________ day of each month, or the next trading day if any such specified day is not a trading day,] [each day] on which the Exchange is open and the stock trades regular way trading;

☒5,000 shares of Stock, at a price of $ 3.75 per share or better, on the 10th,  20th, and 30th day of each month, or the next trading day if any such specified day is not a trading day, on which the Exchange is open and the stock trades regular way trading; or

☐           Other (complete) ________________________________________________________________________

____________________________________________________________________________________
____________________________________________________________________________________
____________________________________________________________________________________

                2.             This Plan shall become effective on the date hereof and shall terminate on the earliest to occur of (check as many as apply):

☐  the termination of the Participant’s position as a (director) (officer) of the Issuer;

☐  aggregate sale proceeds of $________ having been received;

☒  100,000 shares of Stock having been sold;

☐  ______________, 20____; or

☒  the death of the Participant.

Notwithstanding the foregoing provisions of this Paragraph 2, the Participant may terminate this Plan at any time by providing written notice of termination prior to the requested date of termination.

3.             The Participant understands that if the Broker is not able to effect part or all of a Planned Transaction consistent with ordinary principles of best execution or due to a market disruption or a legal, regulatory, or contractual restriction applicable to the Broker, then the Broker shall effect such Planned Transaction, or part thereof, as promptly as practical consistent with ordinary principles of best execution and after the cessation or termination of any such market disruption, applicable restriction, or other event, provided that no such Planned Transaction shall be effected after the termination of this Plan.

                4.             The Participant represents and warrants that he or she:

                (a)           is not currently aware of any material nonpublic information with respect to the Issuer or any securities of the Issuer (including the Stock);

                (b)           is not subject to any legal, regulatory, or contractual restriction or undertaking that would prevent the Broker from conducting the Planned Transactions in accordance with this Plan;

                (c)           is entering into this Plan in good faith and not as part of a plan or scheme to evade the prohibitions of SEC Rule 10b5-1;

                                                                (d)           owns free and clear of any liens, claims, encumbrances or other restrictions the shares of Stock to be sold under this Plan subject, in the case of shares of Stock underlying stock options to be exercised pursuant to this Plan, only to the compliance by the Participant with the exercise provisions of such options;

                (e)           [check one]   is ☒   is not ☐   an affiliate of the Issuer for purposes of SEC Rule 144; and

                (f)            is currently able to purchase and sell shares of Stock in accordance with the Issuer’s insider-trading policies and has obtained the approval of the Issuer’s General Counsel (or other appropriate compliance officer) to enter into this Plan at this time which approval is evidenced below by the Issuer’s acknowledgement hereof.

                5.             The Participant shall immediately notify the Broker if the Participant becomes subject to a legal, regulatory, or contractual restriction or undertaking that would prevent the Broker from making Planned Transactions under this Plan, and, in such a case, the Participant and the Broker shall cooperate to amend or otherwise revise this Plan to take account of the restriction or undertaking (but neither party shall be obligated to take any action that would be inconsistent with SEC Rule 10b5-1(c)).

                6.             It is the parties’ intent that this Plan comply with the requirements of SEC Rule 10b5-1(c)(1) and this Plan shall be interpreted to comply with the requirements thereof.  Any provision of this Plan that cannot be construed in accordance with Rule 10b5-1(c) shall be void.

                7.             If the Participant is an “affiliate” of the Issuer for purposes of SEC Rule 144, as represented by the Participant above, then the Broker agrees to conduct all Planned Transactions in accordance with the manner-of-sale requirement of Rule 144, and in no event shall the Broker effect any such Planned Transaction if it would exceed the then-applicable volume limitation under Rule 144, assuming that the sales under this Plan are the only sales subject to that limitation.  The Participant agrees not to take, and agrees to cause any person or entity with which he or she would be required to aggregate sales of Stock under paragraph (a)(2) or (e) of Rule 144 not to take, any action that would cause any such sale not to comply with Rule 144.  The Participant will be responsible for making all required Form 144 filings.

                8.             The Participant acknowledges that the Issuer may suspend the Planned Transactions at such times and for such periods as may be advisable to ensure compliance with, among other things, applicable securities laws and regulations, rules of the Exchange, or contractual or accounting requirements in connection with acquisitions or dispositions by the Issuer or the Issuer’s purchases or sales of its securities.  Any such suspension shall be communicated to the Broker in writing by the Issuer’s General Counsel or other appropriate compliance officer and shall contain an acknowledgment that such suspension is being made in accordance with Rule 10b5-1(c).

                9.             The Broker agrees not to use any information about the Planned Transactions in connection with purchases or sales of, or trading in, any securities of the Issuer, or derivative securities thereof, or provide other people with such information or recommend that other people buy or sell securities based upon such information.

                10.          The Participant agrees to make, or to assist the Issuer in making, all filings required under Sections 13(d) and 16 of the Securities Exchange Act of 1934 (e.g., Forms 4 and 5) with respect to the Planned Transactions.  The Broker shall have no responsibility for any such filings.

                11.          The Participant agrees that the Issuer, in its discretion, may publicly disclose the existence and terms of this Plan.

                12.          All share numbers and dollar amounts set forth in this Plan shall automatically be adjusted to reflect stock splits, stock dividends, and similar events occurring after the date hereof.

                13.          The Participant may trade in securities of the Issuer in addition to the Planned Transaction, provided that the Participant complies with the insider-trading policies of the Issuer and applicable regulatory requirements and the Participant does not enter into or alter a corresponding or hedging transaction or position with respect to the Planned Transactions.  The Participant agrees to promptly notify the Broker of any transaction in the Stock by the Participant other than a Planned Transaction pursuant to this Plan.

                14.          This Plan may be amended only by a writing executed by the Participant and the Broker that is acknowledged by the Issuer.  Any such writing shall contain the Participant’s representation that he or she knows of no material nonpublic information regarding the Issuer or any of its securities (including the Stock) as of the date thereof.

IN WITNESS WHEREOF, the undersigned have signed this Plan as of the date first written above.

PARTICIPANT

__________________________________________

U.S. BANCORP PIPER JAFFRAY INC.

By: _____________________________________
Its: _____________________________________

Acknowledged by:

[ISSUER]

By:  _____________________________________

Its:  _____________________________________

Addendum to Stock Sale Plan

(Broker-Assisted Cashless Exercise)

                This Addendum to Stock Sale Plan is entered into this 5th day of December , 2002 as an addendum to the Stock Sale Plan (the “Plan”) dated December 5, 2002 between JAMES P. SANTELLI (the “Participant”) and U.S. Bancorp Piper Jaffray Inc. (the “Broker”).  All capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Plan.

                By signing below, the Participant and the Broker agree that some or all of the shares of Stock to be sold pursuant to the Planned Transactions under the Plan shall be acquired by the Participant through the cashless exercise of stock options.  Listed below are the stock options to be exercised.  Unless otherwise specified by the Participant below, the shares of Stock to be sold in the Planned Transactions will be drawn from the stock option agreements in the order listed below, and all available options will be exercised in their entirety before shares of Stock will be sold from any other source.  The Broker and the Participant agree to comply in all respects with any conditions imposed by the Issuer with respect to the exercise and same-day sale of stock options, including the prompt remittance of funds for the exercise price of the options and any taxes the Issuer may be required to withhold.

Stock Options to be Exercised Under the Plan:

Date of Option Agreement	Total Number of Shares Subject to Option	Exercise Price	Expiration Date
September 8, 2000	140,375	$0.77867	September 7, 2010

                IN WITNESS WHEREOF, the undersigned have signed this Addendum as of the date first written above.

PARTICIPANT

__________________________________________

U.S. BANCORP PIPER JAFFRAY INC.

By: _____________________________________
Its: _____________________________________

Acknowledged by:

[ISSUER]

By:  _____________________________________

Its:  _____________________________________